                                                                                STRATEGIC PARTNERS
                                                                             INTERNATIONAL EQUITY FUND
                                                                 A SERIES OF STATEGIC PARTNERS STYLE SPECIFIC FUNDS
                                                                                Gateway Center Three
PRUDENTIAL INVESTMENTS                                                          100 Mulberry Street
GATEWAY CENTER THREE                                                            Newark, NJ 0102-4077
100 MULBERRY STREET, 9TH FLOOR
NEWARK, NJ 07102-4077                                                                   PROXY

                                                                    Common Stock, $.001 par value per share

                                                                    Special Meeting of Shareholders (Meeting)
                                                                            December 12, 2003, 11:00 a.m.

                                                                      THIS PROXY IS SOLICITED ON BEHALF OF
                                                                              THE BOARD OF TRUSTEES
                                                                The undersigned hereby appoints Jonathan D. Shain, Grace Torres and Marguerite E.H. Morrison as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the  shares of Strategic
                                                            Partners International Equity Fund, held of record by the
                                                            undersigned on September 19, 2003, at the Meeting to be held on December 12, 2003, or any adjournment thereof.

                                                            THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY
                                                            EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE
                                                            UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR PROPOSAL
                                                            NO. 1 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY
                                                            STATEMENT AND PROSPECTUS DATED NOVEMBER 5, 2003 FOR
                                                            DISCUSSION OF THE PROPOSAL.

                                                            IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE
                                                            INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH
                                                            REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                            IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH
                                                            OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
                                                            ADJOURNMENT THEREOF.

                                                            NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer.
                                                            If a partnership, please sign in partnership name by authorized person.


TO VOTE BY TELEPHONE
1) Read the Proxy Statement and have this Proxy card at hand.
2) Call 1-800-690-6903 toll free.
3) Enter the 12-digit control number set forth on the right side of this Proxy card and follow the simple instructions.

TO VOTE BY INTERNET
1) Read the Proxy Statement and have this Proxy card at hand.
2) Go to Web site www.proxyvote.com.
3) Follow the instructions on the website and be prepared to enter your 12 digit control number set forth on the right side of this Proxy card to enter your vote.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:              PLEASE KEEP THIS PORTION FOR YOUR RECORDS
                                                                                                        -------
                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.          DETACH AND RETURN THIS PORTION ONLY

STRATEGIC PARTNERS INTERNATIONAL EQUITY FUND

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.



VOTE ON PROPOSAL

                                                    For  Against  Abstain

1. To approve an Agreement and Plan of Reorganization between Style Specific Funds, on behalf of its series Strategic Partners International Equity Fund, and Prudential World Fund, Inc., on behalf of its series Strategic Partners International Value Fund.

       For address changes and/or comments, please check this box and write them on the back.

Please be sure to sign and date this Proxy.


---------------------------------   -----       -----------------------   ----
Signature (PLEASE SIGN WITHIN BOX)  Date        Signature (Joint Owners)  Date